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                                                                    EXHIBIT 10.5

                      STONE ARCADE ACQUISITION CORPORATION

                                              _______________, 2005

Stone-Kaplan Investments, LLC
One Northfield Plaza
Suite 480
Northfield, IL 60093

Gentlemen:

      This letter will confirm our agreement, that commencing on the effective date ("Effective Date") of the registration statement of the initial public offering ("IPO") of the securities of Stone Arcade Acquisition Corporation ("Company") and continuing until the consummation by the Company of a "Business Combination" (as described in the Company's IPO prospectus), Stone-Kaplan Investments, LLC ("Stone-Kaplan") shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Chicago, as may be required by the Company from time to time, situated at One Northfield Plaza, Suite 480, Northfield, Illinois 60093 (or any successor location). In exchange therefor, the Company shall pay to Stone-Kaplan the sum of $7,500 per month (the "Fee") on the Effective Date and continuing monthly thereafter. It is understood that Stone-Kaplan shall pay a portion of the Fee to Arcade Partners LLC for overhead expenses incurred in connection with the Company's business.

                                              Very truly yours,

                                              STONE ARCADE ACQUISITION
                                              CORPORATION

                                              By:_______________________________
                                                 Name: Roger Stone
                                                 Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

STONE-KAPLAN INVESTMENTS, LLC


By:_____________________________
   Name:
   Title:

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